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                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, AIRTOUCH COMMUNICATIONS, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K; and

WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation as indicated below under his/her name;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Sam Ginn, Margaret G. Gill, Mohan S. Gyani, Arun Sarin, and each of them, his/her attorneys for him/her in his/her stead, in his/her capacity as an officer, director, or both, of the Corporation, to execute and file such Annual Report on Form 10-K, and any and all amendments, modifications or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he/she might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the Annual Report on Form 10-K.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 29th day of March, 1999.


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
/s/ SAM GINN                                                /s/ DONALD G. FISHER
----------------------------------------------------        -----------------------------------------------------
Sam Ginn                                                    Donald G. Fisher, Director
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)


/s/ ARUN SARIN                                              /s/ PAUL HAZEN
----------------------------------------------------        -----------------------------------------------------
Arun Sarin                                                  Paul Hazen, Director
President, Chief Operating Officer and Director


/s/ MOHAN S. GYANI                                          /s/ ARTHUR ROCK
----------------------------------------------------        -----------------------------------------------------
Mohan S. Gyani                                              Arthur Rock, Director
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)


/s/ CAROL A. BARTZ                                          /s/ CHARLES R. SCHWAB
----------------------------------------------------        -----------------------------------------------------
Carol A. Bartz, Director                                    Charles R. Schwab, Director


/s/ MICHAEL J. BOSKIN                                       /s/ GEORGE P. SHULTZ
----------------------------------------------------        -----------------------------------------------------
Michael J. Boskin, Director                                 George P. Shultz, Director


/s/ C. LEE COX                                              /s/ CHANG-LIN TIEN
----------------------------------------------------        -----------------------------------------------------
C. Lee Cox, Director                                        Chang-Lin Tien, Director
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